UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 29, 2026, Emergent BioSolutions Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 40,346,672 shares of the Company’s common stock were present or represented by proxy, which represented approximately 78.12% of the Company’s 51,644,495 shares of common stock that were outstanding and entitled to vote at the Annual Meeting as of the record date of March 6, 2026. Stockholders considered the proposals outlined below, each of which is described in more detail in the Company's definitive proxy statement on Schedule 14A related to the Annual Meeting, which was filed with the United States Securities and Exchange Commission on March 20, 2026 (the “Proxy Statement”).

Proposal 1. To elect four Class II directors to hold office for a term expiring at our 2029 annual meeting of stockholders, each to serve until their respective successors are duly elected and qualified. All director nominees were elected and qualified. The voting results were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Sujata Dayal	29,593,251	1,466,690	9,286,731
John Fowler, Jr.	30,647,734	412,207	9,286,731
Zsolt Harsanyi, Ph.D.	28,672,319	2,387,622	9,286,731
Joseph Papa	29,271,291	1,788,650	9,286,731

Proposal 2. To ratify the appointment by the Audit and Finance Committee of the Company's Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
38,947,477	1,271,938	127,257	—

Proposal 3. To approve, on an advisory basis, the 2025 compensation of the Company's named executive officers. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
18,187,878	11,988,552	883,511	9,286,731

Proposal 4. To approve the Amendment to the Emergent BioSolutions Inc. Amended and Restated Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock for the grant of awards under the Plan. A description of the terms and conditions of the Plan was previously reported in the Proxy Statement. Proposal 4 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
16,972,952	14,023,162	63,827	9,286,731

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Emergent BioSolutions Inc. Amended and Restated Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: April 30, 2026	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer